Statements of Financial Position (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Fixed income securities, amortized cost	$ 4,550,008	$ 4,534,157
Equity securities, at cost	152,163	208,635
Short-term, amortized cost	$ 88,799	$ 92,699
Common stock, par value	$ 25	$ 25
Common stock, shares authorized	100,000	100,000
Common stock, shares issued	100,000	100,000
Common stock, shares outstanding	100,000	100,000